Exhibit 99.2
1 1 Second Quarter Financial Results August 3, 2010 Exhibit 99.2

2 Agenda Company Highlights and Updated Sales Backlog Bob Rossiter, Chairman, CEO and President Second Quarter Financial Results and Revised 2010 Outlook Matt Simoncini, SVP and CFO Summary Bob Rossiter, Chairman, CEO and President Q and A Session

3 Second Quarter 2010 Company Highlights* Strong Operating Momentum Continues Core operating earnings improved for the 5th consecutive quarter Margins increased in both business segments Substantial free cash flow generation Full Year 2010 Outlook Improves Increasing full year core operating earnings and free cash flow outlook Continuing to Win New Business Globally Sales backlog for 2011-2013 grows to $1.9 billion Sales backlog up $500 million from prior sales backlog * Core operating earnings represents income (loss) before interest, other (income) expense, income taxes, restructuring costs and other special items. Free cash flow represents net cash provided by (used in) operating activities before the net change in sold accounts receivable, less capital expenditures. Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. Lear Is Well Positioned To Take Advantage Of Industry Recovery

4 * For a definition of sales backlog and the underlying backlog development assumptions, please see slide titled "Forward-Looking Statements" at the end of this presentation. By Product: Seating -- 55% Electrical Power Management Systems -- 45% By Region: North America -- $900M Europe -- $500M Asia -- $300M South America -- $200M 2011 - 2013 Sales Backlog (in millions) Composition of Sales Backlog 2011 to 2013 Consolidated Sales Backlog*

5 Second Quarter Financial Results and Revised 2010 Outlook

6 Industry production improved vs. 2nd quarter 2009: Global production up 29% North America up 73%; Europe up 11%; China up 24% Net sales of $3.0 billion, up 33% from a year ago Core operating earnings of $190 million vs. negative $53 million a year ago Fourth consecutive quarter of year-over-year improvement Seating margin of 8.7% Electrical Power Management Systems margin of 5.2% Free cash flow generation of $186 million vs. a use of $81 million a year ago Quarter-end cash of $1.4 billion and total debt of $721 million Second Quarter 2010 Lear Financial Summary* * Segment margins are adjusted to exclude restructuring costs and other special items. Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

7 Source: Ward's Automotive and CSM Worldwide Second Quarter 2010 Global Vehicle Production Units (in millions)

8 Second Quarter 2010 Reported Financials* * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

9 * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. Second Quarter 2010 Impact of Restructuring and Other Special Items*

10 ** Reported segment earnings represents pretax income (loss) before interest and other (income) expense. Adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items. Seating Margins Second Quarter 2010 Adjusted Segment Results* Electrical Power Management Systems Margins Q2 '09 Q2 '10 $ 1,847.3 $ 2,407.5 $ 9.1 $ 207.3 $ 17.5 $ 209.3 (in millions) Sales Earnings** Adj. Earnings** Q2 '09 Q2 '10 (in millions) Sales Earnings** Adj. Earnings** $ 433.7 $ 631.8 $ (45.7) $ 23.5 $ (35.1) $ 32.8 * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

11 (in millions) * Free cash flow represents net cash provided by operating activities less capital expenditures. Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. Second Quarter 2010 Free Cash Flow*

12 Status of Lear Share Count* Number of Shares Common Stock 48.1 million Preferred Stock 3.2 million Warrants 2.0 million Management Restricted Stock Units (vest through Feb. 2013) 1.3 million Total Shares, assuming full conversion/exercise/vesting 54.6 million Preferred Stock Convertible into Common Stock on a 1:1 basis at any time at the option of the holder No mandatory dividend rights; participate ratably with dividends on Common Stock on an as converted basis Unless converted earlier by the holders, all shares of Preferred Stock will be converted into shares of Common Stock on the earlier of: A date after November 9, 2010, if the closing price of the Common Stock exceeds 135% of the $41.30 conversion price (subject to adjustment) for 20 days of trading within a period of 30 consecutive trading days ending on such date; or November 9, 2012 7.7 million (71%) shares of Preferred Stock have been converted into shares of Common Stock Warrants Each Warrant entitles the holder to purchase one share of Common Stock Warrants are exercisable at an exercise price of $0.01 per share through November 9, 2014 6.1 million (75%) Warrants have been converted into shares of Common Stock * As of July 3, 2010 (fiscal quarter end)

13 Lear's global tax attributes are now estimated to be in excess of $1.0 billion, including: $800 million related to tax loss carryforwards, with about half in the U.S. and $220 million related to tax credit carryforwards, with about 90% in the U.S. Lear's global tax attributes can offset approximately $3.3 billion of future taxable income Most of the tax loss carryforwards either have no expiration date or expire after 20 years The tax credit carryforwards expire between 2014 and 2028 The Company's use of the U.S. tax attributes is limited to about $70 million annually, providing the opportunity to offset about $200 million of U.S. taxable income per year Status of Lear's Global Tax Attributes* * The tax attributes relate to our subsidiaries in the U.S. and many foreign jurisdictions. The tax attributes are comprised of net operating loss, capital loss and tax credit carryforwards. Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

14 Source: Ward's Automotive, CSM Worldwide and Company estimates Revised Full Year 2010 Vehicle Production and Currency Outlook* Units (in millions) * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

15 * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. Revised Full Year 2010 Financial Outlook*

16 Summary

17 Second quarter sales up 33% and core operating earnings improved for the 5th consecutive quarter Strong liquidity position with cash of $1.4 billion and total debt of $721 million Increased 2010 financial outlook: Core operating earnings of $450 to $500 million Free cash flow of $225 to $275 million Three-year sales backlog increases to $1.9 billion; continuing to win net new business in both product segments Positive Sales And Earnings Momentum Continues Summary* * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

18 18 www.lear.com LEA NYSE Listed R

19 19 19 In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "pretax income (loss) before interest and other (income) expense," "pretax income (loss) before interest, other (income) expense, restructuring costs and other special items" (core operating earnings), "pretax income before restructuring costs and other special items," "tax expense excluding restructuring costs and other special items" and "free cash flow" (each, a non-GAAP financial measure). Other (income) expense includes, among other things, non-income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company's factoring facilities, gains and losses related to derivative instruments and hedging activities, equity in net income of affiliates and gains and losses on the sales of assets. Free cash flow represents net cash provided by (used in) operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that pretax income (loss) before interest and other (income) expense, core operating earnings, pretax income before restructuring costs and other special items and tax expense excluding restructuring costs and other special items are useful measures in assessing the Company's financial performance by excluding certain items (including those items that are included in other (income) expense) that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting future periods. Pretax income (loss) before interest and other (income) expense, core operating earnings, pretax income before restructuring costs and other special items, tax expense excluding restructuring costs and other special items and free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by (used in) operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Given the inherent uncertainty regarding special items and other (income) expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant. Non-GAAP Financial Information

20 20 20 Non-GAAP Financial Information Core Operating Earnings

21 21 21 Non-GAAP Financial Information Segment Earnings

22 22 22 Non-GAAP Financial Information Adjusted Segment Earnings

23 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. The words "will," "may," "designed to," "outlook," "believes," "should," "anticipates," "plans," "expects," "intends," "estimates" and similar expressions identify these forward-looking statements. All statements contained or incorporated in this presentation which address operating performance, events or developments that the Company expects or anticipates may occur in the future, including statements related to business opportunities, awarded sales contracts, sales backlog and ongoing commercial arrangements, or statements expressing views about future operating results, are forward-looking statements. Important factors, risks and uncertainties that may cause actual results to differ materially from anticipated results include, but are not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition and restructuring actions of the Company's customers and suppliers, changes in actual industry vehicle production levels from the Company's current estimates, fluctuations in the production of vehicles or the loss of business with respect to a vehicle model for which the Company is a significant supplier, disruptions in the relationships with the Company's suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the outcome of customer negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, the cost and availability of raw materials and energy, the Company's ability to mitigate increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, the impact of pending legislation and regulations or changes in existing federal, state, local or foreign laws or regulations, unanticipated changes in cash flow, including the Company's ability to align its vendor payment terms with those of its customers, the Company's ability to access capital markets on commercially reasonable terms, impairment charges initiated by adverse industry or market developments, the anticipated future performance of the Company, including, without limitation, the Company's ability to maintain or increase revenue and gross margins, control future operating expenses and make necessary capital expenditures, and other risks described from time to time in the Company's Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company's success in implementing its operating strategy. This presentation makes reference to the Company's sales backlog. The Company's sales backlog reflects anticipated net sales from formally awarded new programs and open replacement programs, less phased-out and cancelled programs. The calculation of the sales backlog does not reflect customer price reductions on existing or newly awarded programs. The sales backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches. This presentation also makes reference to the Company's global tax attributes. The use of the tax attributes are determined by the tax laws in each jurisdiction which are subject to change. Our ability to use the tax attributes is dependent upon various factors, including our ability to generate sufficient taxable income of the appropriate character and source in the legal entities that have the tax attributes prior to their expiration dates. In addition, a large portion of our tax credits relate to foreign tax credits which have a 10 year life and can only be used once our U.S. net operating loss carryovers have been utilized and can only be used to offset tax imposed on foreign source income. The amount of our tax attributes are subject to change based on the outcome of tax audits in several jurisdictions. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.